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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               SEPTEMBER 9, 1999


                              THE GOOD GUYS, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



Delaware                        0-14134                      94-2366177
(State or other                 (Commission File             (IRS Employer
jurisdiction of                 Number)                      Identification No.)
incorporation)


             7000 Marina Boulevard, Brisbane, California 94005-1830
             (Address of principal executive offices)    (Zip Code)


       (Registrant's telephone number, including area code): 415/615-6000





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     Item 5. Other Events.

On September 9, 1999, the Registrant announced that it expected a new three-year $100,000,000 credit facility from Bank of America and GE Capital to be effective on October 1, 1999.

     Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

     99.3 Press Release, dated September 9, 1999

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE GOOD GUYS, INC.
                                        (Regisrant)

                                        By: /s/ Vance R. Schram
                                           --------------------------------
                                            Name: Vance R. Schram
                                            Title: Vice President/Finance
                                                   And Controller

Dated: September 15, 1999

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                                 Exhibit Index


Exhibit No.             Description
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
99.3                    Press Release, dated April 9, 1999